Income Taxes - Components of Deferred Tax Assets (Detail) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Net operating loss carryforwards	$ 9,030,000	$ 4,871,000
Tax credits	1,133,000	426,000
Depreciation and amortization	920,000	990,000
Accruals and reserves	835,000	17,000
Gross deferred tax assets	11,918,000	6,304,000
Valuation allowance	(11,918,000)	(6,304,000)
Net deferred tax assets	$ 0	$ 0